ADVANCED SERIES TRUST

AST Multi-Sector Fixed Income Portfolio

Supplement dated April 29, 2019 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

This supplement should be read in conjunction with the currently effective Summary Prospectus, Prospectus and SAI for the Portfolio listed above (the Portfolio), which is a series of Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.  Defined terms herein that are not otherwise defined shall have meanings given to them in the Prospectus and SAI.

Edward H. Blaha, CFA, one of the portfolio managers for each of the Portfolios, has announced his intention to retire on or about December 31, 2019.  Accordingly, as of that date, all references and information pertaining to Mr. Dalrymple are deleted.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

   608SUMSUP1